Exhibit 10.02

May 21, 2021

Curative Biotechnology, Inc.

Attn: I. Richard Garr, President

1825 NW Corporate Blvd.

Boca Raton, FL 33431

Email: irgarr@me.com

Re: Curative Biotechnology, Inc. - Subscription for Shares of Common Stock

Ladies and Gentlemen:

The undersigned hereby acknowledges and agrees to the following:

1. The undersigned hereby subscribes for 10,000,000 shares (the “Shares”) of Common Stock, of Curative Biotechnology, Inc., a Florida corporation (the “Corporation”), at a price per share of equal to $0.06 in cash for an aggregate total of $600,000;

2. The undersigned (a) has a preexisting personal or business relationship with the Corporation or one or more of its officers or directors, and (b) by reason of the undersigned’s business or financial experience, or by reason of the business or financial experience of the undersigned’s financial advisor who is not affiliated with, and who is not compensated directly or indirectly by, the Corporation or any affiliate or selling agent of the Corporation, the undersigned is capable of evaluating the risks and merits of an investment in the Shares and or protecting the undersigned’s own interests in connection with the Shares;

3. All of the Shares so received will be taken by the undersigned for its own account as an investment and not with a view to the distribution thereof;

4. The undersigned represents and warrants that (i) it is an accredited investor pursuant to Rule 501 of Regulation D and (ii) it and its agents ore representatives have had access to the Corporation’s officers for the purpose of asking questions which the undersigned deems necessary or advisable and that such questions have been answered to the satisfaction of the undersigned. The undersigned further warrants that the decision to enter into this Agreement has been solely based on the undersigned’s independent evaluation of the transactions contemplated hereby and that neither the Corporation, nor its employees, officers, or representatives have made any representations or warranties with regard to the Corporation, its securities, or its prospects.

5. It is understood that the Corporation will issue the Shares without their registration under the Securities Act of 1933, as amended (the “Act”); therefore, the Shares may not be resold or transferred unless they are registered under the Act or unless an exemption from registration is available. The undersigned acknowledges that there are substantial restrictions on the transferability of the Shares and accordingly, it may not be possible for the undersigned to liquidate an investment in the Corporation;

6. On the date hereof, the Corporation shall issue to the undersigned or its assigns, a warrant in substantially the same form as attached hereto as Exhibit A (“Warrant”). The Warrant will allow the holder to purchase up to 5,000,000 shares of common stock of the Corporation at an exercise price of $0.11 per share, with a term of five (5) years from issuance.

7. The undersigned hereby covenants and agrees that the undersigned will, from time to time if requested by the Corporation or its successors or assigns, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, to the Corporation or it successors or assigns, such and all further acts, transfers, assignments, deeds, powers and assurances of title, and additional papers and instruments, and cause to be done all acts or things as often as may be proper or necessary for better conveying, transferring and assigning of all of the property hereby conveyed, transferred or assigned, and effectively to carry out the intent hereof, and to vest in the entire right, title and interest of the undersigned in and to all of the said property, and the undersigned will warrant and defend the same to the Corporation or its successors or assigns, forever against all claims or demands whatsoever.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed and delivered as of the date first above written.

Very truly yours,

By:
[*]
Acknowledged and accepted by:

By:
Barry Ginsberg
Director, Curative Biotechnology, Inc.

EXHIBIT A

FORM OF WARRANT